Income taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income taxes
15.	Income taxes

For the three months ended March 31, 2012 and 2011, the effective tax rates attributable to continuing operations were as follows:

	Three months ended March 31,
	2012	2011
Effective tax rate	37%	32%

The differences in the effective tax rates for the three months ended March 31, 2012 and 2011 compared to statutory rates are primarily due to the mix and levels between domestic and foreign earnings. During the three months ended March 31, 2012, there were no significant changes to the company’s uncertain tax positions.

O.	Income taxes

Earnings from continuing operations before income taxes are comprised of the following:

	Years ended December 31,
In millions	2011	2010	2009
U.S. earnings	$164	$97	$182
Foreign earnings	153	102	92

	$317	$199	$274

The significant components of the income tax provision are as follows:

	Years ended December 31,
In millions	2011	2010	2009
Current:
U.S. federal	$25	$(8)	$108
State and local	3	3	8
Foreign	65	80	52

	93	75	168

Deferred:
U.S. federal	43	(11)	(9)
State and local	6	(26)	(2)
Foreign	12	(22)	(7)

Provision (benefit) for deferred income taxes	61	(59)	(18)

Less: Allocation to discontinued operations	(58)	(7)	(40)

Income tax provision attributable to continuing operations	$96	$9	$110

The following table summarizes the major differences between taxes computed at the U.S. federal statutory rate and the actual income tax provision attributable to continuing operations:

	Years ended December 31,
In millions	2011	2010	2009
Income tax provision computed at the U.S. federal statutory rate of 35%	$111	$70	$96
State and local income taxes, net of federal benefit	4	(2)	3
Foreign income tax rate differential and other items	(25)	(8)	(15)
Valuation allowances	1	(25)	(5)
Credits	(1)	(22)	(6)
Tax charge related to Brazilian tax audit	23	21	26
Settlements of tax audits and other	(17)	(25)	11

Income tax provision attributable to continuing operations	$96	$9	$110

Effective tax rate attributable to continuing operations	30%	5%	40%

The current and non-current deferred tax assets and liabilities are as follows:

	December 31,
In millions	2011	2010
Deferred tax assets:
Employee benefits	$162	$166
Postretirement benefit accrual	33	31
Other accruals and reserves	77	70
Net operating loss and other credit carry-forwards	139	202
Other	16	22

Total deferred tax assets	427	491
Valuation allowances	(43)	(71)

Net deferred tax assets	384	420

Deferred tax liabilities:
Depreciation and depletion	(821)	(826)
Nontaxable pension asset	(355)	(404)
Amortization of identifiable intangibles	(88)	(98)
Other	(29)	(18)

Total deferred tax liabilities	(1,293)	(1,346)

Net deferred liability	$(909)	$(926)

Included in the balance sheet:
Current assets - deferred tax asset	$6	$28
Noncurrent net deferred tax liability	(915)	(954)

Net deferred liability	$(909)	$(926)

The company has U.S. federal, state and foreign tax net operating loss carry-forwards which are available to reduce future taxable income in U.S. federal and various state and foreign jurisdictions. The company’s valuation allowance against deferred tax assets primarily relates to the state and foreign tax net operating losses for which the ultimate realization of future benefits is uncertain.

At December 31, 2011 and 2010, $23 million and $0 of deferred income taxes were provided for the company’s share of undistributed net earnings of foreign operations, respectively. Management’s intent is to reinvest such amounts indefinitely. The determination of the amount of such unrecognized tax liability is not practical. The $23 million of deferred income taxes provided in 2011 was in relation to the company’s internal reorganization required in advance of a transaction related to the C&OP business. The cumulative undistributed earnings, including foreign currency translation adjustments, totaled $1.48 billion and $1.56 billion for the years ended December 31, 2011 and 2010, respectively.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows for the years ended December 31, 2011, 2010 and 2009:

In millions
Balance at December 31, 2008	$123
Additions based on tax positions related to the current year	153
Additions for tax positions of prior years	33
Reductions for tax positions of prior years	(5)
Reductions for tax positions due to lapse of statute	(1)
Settlements	(21)
Foreign currency translation	13

Balance at December 31, 2009	295
Additions based on tax positions related to the current year	20
Additions for tax positions of prior years	34
Reductions for tax positions of prior years	(34)
Reductions for tax positions due to lapse of statute	(1)
Settlements	(16)
Foreign currency translation	3

Balance at December 31, 2010	301
Additions based on tax positions related to the current year	11
Additions for tax positions of prior years	6
Reductions for tax positions of prior years	(4)
Reductions for tax positions due to lapse of statute	(1)
Settlements	(36)
Foreign currency translation	(9)

Balance at December 31, 2011	$268

The company has operations in many areas of the world and is subject, at times, to tax audits in these jurisdictions. These tax audits by their nature are complex and can require several years to resolve. The final resolution of any such tax audits could result in either a reduction in the company’s accruals or an increase in its income tax provision, both of which could have an impact on the results of operations in any given period. With a few exceptions, the company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2004. The company regularly evaluates, assesses and adjusts these accruals in light of changing facts and circumstances, which could cause the effective tax rate to fluctuate from period to period. Of the total $268 million liability for unrecognized tax benefits at December 31, 2011, $226 million could impact the company’s effective tax rate in future periods. The remaining balance of this liability would be adjusted through the consolidated balance sheet without impacting the company’s effective tax rate.

During 2011, the company substantially settled audits with the Internal Revenue Service for tax years 2007-2008. In addition, the company is in advanced stages of audits in certain foreign jurisdictions and certain domestic states. Based on the resolution of the various audits mentioned above, as of December 31, 2011, it is reasonably possible that the balance of unrecognized tax benefits may change by $14 million to $92 million during 2012.

The company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense in the consolidated statements of operations. During the years ended December 31, 2011, 2010 and 2009, the company recognized interest and penalties totaling $14 million, $10 million and $27 million, respectively. The company accrued $91 million and $94 million for the payment of interest and penalties at December 31, 2011 and 2010, respectively.

Approximately $83 million of deferred income tax benefit and $7 million of deferred income tax expense were provided in components of other comprehensive income during the years ended December 31, 2011 and 2010, respectively. Approximately $8 million and $1 million of current income tax benefit were provided in components of additional paid in capital during the year ended December 31, 2011 and 2010, respectively.